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                                                                     Exhibit 1.1

                                TC PIPELINES, LP

                              ________ COMMON UNITS
                     REPRESENTING LIMITED PARTNER INTERESTS


                             UNDERWRITING AGREEMENT

                                                                 _________, 1999

Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
   As representatives of the several Underwriters
     named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         TC PipeLines, LP, a Delaware limited partnership (the "Partnership"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of ........ common units representing limited partner interests in the
Partnership ("Common Units") and, at the election of the Underwriters, up to . .
 . . . . additional Common Units. The aggregate of . . . . Common Units is herein called the "Firm Units" and the aggregate of . . . . . additional Common Units is herein called the "Optional Units." The Firm Units and the Optional Units that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Units."

         It is understood and agreed to by all parties that the Partnership was formed to acquire a 30% general partner interest in Northern Border Pipeline Company, a Texas general partnership ("Northern Border Pipeline"). At the First Time of Delivery (as defined herein), the Partnership will own its interest in Northern Border Pipeline through its subsidiary, TC PipeLines Intermediate Limited Partnership, a Delaware limited partnership (the "Intermediate Partnership"). TC PipeLines GP, Inc., a Delaware corporation, serves as the general partner of the Partnership and the Intermediate Partnership (the "General Partner"). The General Partner is a wholly-owned indirect subsidiary of TransCanada PipeLines Limited, a Canadian corporation ("TransCanada"). The Partnership, the Intermediate Partnership, the General Partner, TransCan Northern Ltd., a Delaware corporation and wholly-owned direct subsidiary of TransCanada ("TransCan Northern") and TransCanada Border PipeLine, Ltd., a Nevada corporation and wholly-owned indirect subsidiary of TransCanada ("TransCanada Border PipeLine") are hereinafter referred to collectively as the "TC Entities." The Partnership, the Intermediate Partnership and the General Partner are hereinafter referred to collectively as the "Partnership Entities."

         1. a. The TC Entities, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:



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                           i. A registration statement on Form S-1 (File No.
                  333-69947) (the "Initial Registration Statement") in respect of the Units has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus;"

                           ii. No order preventing or suspending the use of any
                  Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                           iii. The Registration Statement conforms, and the
                  Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                           iv. None of the Partnership Entities has sustained
                  since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capitalization or long-term debt of any of the Partnership Entities or any material adverse change, or any

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                  development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' capital, stockholders' equity or results of operations of the Partnership Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                           v. None of the Partnership Entities owns in fee
                  simple or under lease any real property or buildings; at such Time of Delivery, the Partnership Entities will have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Partnership Entities;

                           vi. Each of the Partnership and the Intermediate
                  Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with power and authority (partnership and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification except where the failure to be so qualified (A) would not subject the Partnership or the Intermediate Partnership to material liability or disability or (B) would not subject the limited partners of the Partnership to any liability or disability;

                           vii. The General Partner has been duly incorporated
                  and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification except where the failure to be so qualified (A) would not subject the General Partner to material liability or disability or (B) would not subject the limited partners of the Partnership to any liability or disability; and, other than its partnership interests in the Partnership and the Intermediate Partnership, the General Partner does not own, and at such Time of Delivery, will not own, directly or indirectly, any equity or long-term debt securities of any corporation or have an equity interest in any firm, partnership, joint venture, association or other entity;

                           viii. TransCan Northern has been duly incorporated
                  and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                           ix. TransCanada Border PipeLine has been duly
                  incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                           x. At the First Time of Delivery (as defined herein),
                  after giving effect to the issuance of the Firm Units, the Partnership will have an authorized capitalization as set forth in the

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                  Prospectus, and the Units to be issued and sold by the
                  Partnership to the Underwriters hereunder will be duly authorized by the Amended and Restated Agreement of Limited Partnership of TC PipeLines, LP (the "Partnership Agreement"), and when issued against payment therefor as provided herein, will be validly issued, fully paid and non-assessable (except as nonassessability may be affected by certain provisions of the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware Act")) and conform to the description of the Common Units contained in the Prospectus;

                           xi. At such Time of Delivery, after giving effect to
                  the transactions contemplated in the Prospectus, the General Partner will be the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest will be duly authorized by the Partnership Agreement and validly issued to the General Partner; at such Time of Delivery, the General Partner will own all of the issued and outstanding Subordinated Units (as defined in the Prospectus); such Subordinated Units will be duly authorized by the Partnership Agreement, validly issued to the General Partner, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by certain provisions of the Delaware Act); at such Time of Delivery, the General Partner will own all of the Incentive Distribution Rights (as defined in the Prospectus); such Incentive Distribution Rights will be duly authorized by the Partnership Agreement, validly issued to the General Partner, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by certain provisions of the Delaware Act); and at such Time of Delivery, the General Partner will own such general partner interest, Subordinated Units and Incentive Distribution Rights free and clear of all liens, encumbrances, security interests, equities, charges or claims;

                           xii. At such Time of Delivery, the General Partner
                  will be the sole general partner of the Intermediate Partnership with a 1.0101% general partner interest in the Intermediate Partnership; such general partner interest will be duly authorized by the Amended and Restated Agreement of Limited Partnership of TC PipeLines Intermediate Limited Partnership (the "Intermediate Partnership Agreement") and validly issued to the General Partner; and at such Time of Delivery, the General Partner will own such general partner interests free and clear of all liens, encumbrances, security interests or adverse claims;

                           xiii. At such Time of Delivery, the Partnership will
                  be the sole limited partner of the Intermediate Partnership with a 98.9899% limited partner interest in the Intermediate Partnership; such limited partner interest will be duly authorized by the Intermediate Partnership Agreement, validly issued to the Partnership, fully paid (to the extent required by the Intermediate Partnership Agreement) and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware Act); and at such Time of Delivery, the Partnership will own such limited partner interest free and clear of all liens, encumbrances, security interests or adverse claims;

                           xiv. As of the date of this Agreement, TransCan
                  Northern and TransCanada Border Pipeline collectively own a 30% general partner interest in Northern Border Pipeline free and clear of all liens, encumbrances, security interests, equities, charges or claims; and at such Time of Delivery, the Intermediate Partnership will own a 30% general partner interest in Northern Border Pipeline free and clear of all liens, encumbrances, security interests or adverse claims;

                           xv. Except for the Partnership's limited partner
                  interest in the Intermediate Partnership and the Intermediate Partnership's general partner interest in Northern Border Pipeline, neither the Partnership nor the Intermediate Partnership own, and at such Time of Delivery neither will own, directly or indirectly, any equity or long-term debt securities of any corporation or have an equity interest in any firm, partnership, joint venture, association or other entity;

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                           xvi. The issue and sale of the Units by the
                  Partnership and the compliance by the TC Entities with all of the provisions of this Agreement and the consummation of the transactions contemplated herein and in the Prospectus (including, without limitation, the transfer of the 30% general partner interest in Northern Border Pipeline to the Intermediate Partnership) (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the TC Entities or Northern Border Pipeline is a party or by which any of the TC Entities or Northern Border Pipeline is bound or to which any of the property or assets of any of the TC Entities or Northern Border Pipeline is subject,
                  (B) will not result in any violation of or conflict with the provisions of the articles or certificate of incorporation, bylaws, certificate of limited partnership, agreement of limited partnership, general partnership agreement or other governing documents of any of the TC Entities or Northern Border Pipeline or violate or conflict with any statute, (C) will not violate or conflict with any order, rule or regulation of any court or governmental agency or body having jurisdiction over the TC Entities or Northern Border Pipeline or any of their properties and (D) will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, except, in the case of clauses (A), (C) or (D) which, individually or in the aggregate, would not be reasonably expected to have a material adverse effect on the condition (financial or otherwise) or on the business, properties or results of operations of the Partnership Entities, taken as a whole (a "Material Adverse Effect"); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Units or the consummation by the TC Entities of the transactions contemplated by this Agreement, except the registration under the Act of the Units and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

                           xvii. None of the TC Entities or Norther Border
                  Pipeline is in violation of its articles or certificate of incorporation, bylaws, certificate of limited partnership, agreement of limited partnership or other governing documents;

                           xviii. None of the TC Entities or Norther Border
                  Pipeline is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which default, individually or in the aggregate, would be reasonably expected to result in a Material Adverse Effect on the ability of any of the TC Entities to enter into or perform its obligations set forth in this Agreement;

                           xix. The statements set forth in the Prospectus under
                  the caption "Description of Common Units," insofar as they purport to constitute a summary of the terms of the Units and under the caption "Tax Considerations," insofar as they purport to describe the provisions of the laws and documents referred to therein, are fair summaries in all material respects;

                           xx. Other than as set forth in the Prospectus, there
                  are no legal or governmental proceedings pending to which any of the TC Entities or Norther Border Pipeline is a party or of which any property of any of the TC Entities or Norther Border Pipeline is the subject which, if determined adversely to any of the TC Entities or Norther Border Pipeline could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; and, to the best of each of the TC Entities' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

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                           xxi. None of the Partnership Entities or TransCanada
                  Border PipeLine is nor, after giving effect to the offering and sale of the Units, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                           xxii. None of the Partnership Entities or TransCanada
                  Border PipeLine is nor, after giving effect to the offering and sale of the Units, will be a "holding company" or "affiliate" of a holding company or public utility, as defined in the Public Utility Holding Company Act of 1935;

                           xxiii. KPMG LLP, who have certified certain financial
                  statements of the Partnership and the General Partner, and Arthur Andersen LLP, who have certified certain financial statements of Northern Border Pipeline, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                           xxiv. Each of the TC Entities has reviewed its
                  operations and that of any third parties with which the TC Entities have a material relationship to evaluate the extent to which the business or operations of the TC Entities will be affected by the Year 2000 Problem. As a result of such review, the TC Entities have no reason to believe, and do not believe, that (other than as described in the Prospectus) the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, partners' capital or results of operations of the TC Entities or result in any material loss or interference with any of the TC Entities' business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

                           xxv. Each of the Partnership Entities carries, or is
                  covered by, insurance in such amounts and covering such risks as is customarily obtained by businesses similarly situated, taking into account self-insurance;

                           xxvi. Except as described in the Prospectus, the TC
                  Entities possess, and are operating in compliance in all material respects with, all certificates, authorities or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the business currently (or, as described or contemplated in the Prospectus, to be) operated by them, except for such certificates, authorizations or permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the ability of the TC Entities to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted; and, except as described in the Prospectus, none of the TC Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be expected to have a material adverse effect upon the ability of the TC Entities to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted;

                           xxvii. The Partnership Entities maintain a system of
                  internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States ("U.S. GAAP") or generally accepted accounting principles in Canada ("Canadian GAAP"), as the case may be, and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the

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                  recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                           xxviii. The TC Entities (i) are in compliance with
                  any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' capital, stockholders' equity or results of operations of the TC Entities taken as a whole. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law;

                           xxix. In the ordinary course of business, the TC
                  Entities conduct a periodic review of the effect of Environmental Laws on the business, operations and properties of the TC Entities, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including, without limitation, costs of compliance therewith) which would, individually or in the aggregate, result in a Material Adverse Effect;

                           xxx. The TC Entities are in compliance with all
                  federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees; no labor dispute with the employees of the TC Entities exists or, to the knowledge of the TC Entities, is imminent or threatened; and none of the TC Entities is aware of any existing, imminent or threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors; in any case that would result in a Material Adverse Effect;

                           xxxi. There are no preemptive rights or other rights
                  to subscribe for or to purchase, nor any restriction upon the transfer of, any limited partner interests in the Partnership or the Intermediate Partnership pursuant to either the Partnership Agreement or the Intermediate Partnership Agreement (except as described in the Prospectus) or other governing documents or any agreement or other instrument to which the Partnership or the Intermediate Partnership is a party or by which either of them may be bound; there are no outstanding options or warrants to purchase any Common Units or Subordinated Units (except pursuant to this Agreement);

                           xxxii. The offering and sale of Units as contemplated
                  by this Agreement does not give rise to any rights for or relating to the registration of any partnership interests or other securities of the Partnership;

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                           xxxiii. This Agreement has been duly authorized,
                  executed and delivered by each of the TC Entities, constitutes a valid and binding agreement with respect to each of such entities and is enforceable against each of them in accordance with the terms hereof;

                           xxxiv. On or before the First Date of Delivery, each
                  of the Contribution, Conveyance and Assumption Agreement (the "Contribution Agreement"), the $40 million unsecured revolving credit facility between the Partnership and TransCanada Pipeline USA Ltd. (the "Revolving Credit Facility"), and ________________ (collectively, the "Operative Documents") to which any of the TC Entities is a party, has been duly authorized, executed and delivered by the respective TC Entities and constitutes a valid and binding agreement of the respective TC Entities and is enforceable against the respective TC Entities in accordance with its respective terms;

                           xxxv. On or before the First Time of Delivery, the
                  Partnership Agreement will have been duly authorized, executed and delivered by the General Partner and the Organizational Limited Partner and will be a valid and legally binding agreement of the General Partner and the Organizational Limited Partner, enforceable against the General Partner and the Organizational Limited Partner in accordance with its terms; on or before the First Time of Delivery, the Intermediate Partnership Agreement will have been duly authorized, executed and delivered by each of the General Partner and the Partnership and will be a valid and legally binding agreement of the General Partner and the Partnership, enforceable against each of them in accordance with its terms;

                           xxxvi. The financial statements (including the
                  related notes and supporting schedules) included in the Registration Statement and the Prospectus present fairly in all material respects the financial position, results of operations and cash flow of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods which have been prepared in accordance with U.S. GAAP or Canadian GAAP, as the case may be, consistently applied through the periods involved, except to the extent disclosed therein. The selected pro forma information set forth in the Registration Statement and the Prospectus under the caption "Selected Pro Forma Financial Data of the Partnership" is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements and pro forma financial statements from which it has been derived. The pro forma financial statements of the Partnership included in the Registration Statement and the Prospectus have been prepared in all material respects in accordance with the applicable accounting requirements of
                  Article 11 of Regulation S-X of the Commission; the assumptions used in the preparation of such pro forma financial statements are, in the opinion of the management of the TC Entities, reasonable; and the pro forma adjustments reflected in such pro forma financial statements have been properly applied to the historical amounts in compilation of such pro forma financial statements;

                           xxxvii. On or before the First Time of Delivery, the
                  Units will be approved for listing, subject to official notice of issuance, on the Nasdaq National Market (the "Exchange");

                           xxxviii. None of the TC Entities has or, to their
                  knowledge, has any employee or agent thereof made any payment of funds to any of the TC Entities or received or retained any funds therefrom in violation of any law, rule or regulation of a character required to be disclosed in the Prospectus;

                           xxxix. Each of the TC Entities has filed all material
                  federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with U.S. GAAP or Canadian GAAP, as the case may be, there are no tax returns of any of the TC Entities that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which any of the TC Entities has received notice), where the findings of such audit, if adversely determined, would result in a material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' capital, stockholders' equity or results of operations of the TC Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability;

                           xl. With respect to each employee benefit plan,
                  program and arrangement (governed by the laws of Canada or the United States, including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the TC Entities, or with respect to which the Partnership could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred, in connection with which the Partnership could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could materially adversely affect the financial condition, results of operations or business of the TC Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability;

                           xli. Northern Border Pipeline has not sustained since
                  the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capitalization or long-term debt of Northern Border Pipeline or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' capital or results of Northern Border Pipeline otherwise than as set forth or contemplated in the Prospectus;

                           xlii. Northern Border Pipeline has good and
                  indefeasible title to all real and personal property necessary to own and operate the Northern Border pipeline system (as such term is used in the Prospectus) as described in the Prospectus, free and clear of all liens, claims, encumbrances and defects except (1) as described in the Prospectus and (2) such as do not materially interfere with the ownership, operation or benefits of ownership of the Northern Border pipeline system or materially increase the cost of operation or ownership of the Northern Border pipeline system, provided that, (a) with respect to the gas transmission pipelines and right-of-way interests related thereto (the "Pipeline Properties") the foregoing shall only constitute a representation that, except as described in the Prospectus,
                  (i) Northern Border Pipeline has sufficient title to enable it to use such Pipeline Properties in its business as they have been used in the past and as are proposed to be used in the future as described in the Prospectus and (ii) any lack of title has not had and will not have any material adverse effect on the ability of Northern Border Pipeline to use such Pipeline Properties as they have been used in the past and are proposed to be used in the future as described in the Prospectus and will not materially increase the cost of such use, and (b) with respect to any real property, buildings and equipment held under lease by Northern Border Pipeline, such real property, buildings and equipment are held by Northern Border Pipeline under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property, buildings and equipment by such person;

                           xliii. Northern Border Pipeline has been duly formed
                  and is validly existing as a Texas general partnership, with all necessary power and authority (partnership and other) to own or lease its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                           xliv. As of the date of this Agreement, TransCan
                  Northern and TransCanada Border Pipeline collectively own a 30% general partner interest in Northern Border Pipeline free and clear of all liens, encumbrances, security interests, equities, charges or claims; and at such Time of Delivery, the Intermediate Partnership will own a 30% general partner interest in Northern Border Pipeline free and clear of all liens, encumbrances, security interests, equities, charges or claims;

                           xlv. Northern Border Pipeline carries, or is covered
                  by, insurance in such amounts and covering such risks as is customarily obtained by businesses similarly situated, taking into account self-insurance;

                           xlvi. Except as described in the Prospectus, Northern
                  Border Pipeline possesses, and is operating in compliance in all material respects with, all certificates, authorities or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the business currently (or, as described or contemplated in the Prospectus, to be) operated by it, except for such certificates, authorizations or permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the ability of Northern Border Pipeline to conduct its businesses in all material respects as currently conducted; and, except as described in the Prospectus, Northern Border Pipeline has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be expected to have a material adverse effect upon the ability of Northern Border Pipeline to conduct its businesses in all material respects as currently conducted;

                           xlvii. Northern Border Pipeline maintains a system of
                  internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                           xlviii. Northern Border Pipeline (A) is in compliance
                  with any and all applicable Environmental Laws, (B) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate result in a material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' capital, stockholders' equity or results of operations of Northern Border Pipeline;

                           xlix. In the ordinary course of its business,
                  Northern Border Pipeline conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of Northern Border Pipeline, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including, without limitation, costs of compliance therewith) which would, individually or in the aggregate have a material adverse effect on the condition (financial or otherwise) or on the business, properties or results of operations of Northern Border Pipeline;

                           l. The selected historical information set forth in
                  the Registration Statement and the Prospectus under the caption "Selected Historical Financial and Operating Data of Northern Border Pipeline" is accurately presented in all material respects and prepared on a basis consistent with the audited historical consolidated financial statements from which it has been derived;

                           li. Northern Border Pipeline has filed all material
                  federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with U.S. GAAP, there are no tax returns of Northern Border Pipeline that are currently being audited by state, local or federal taxing authorities or agencies (with respect to which Northern Border Pipeline has received notice), where the findings of such audit, if adversely determined, would result in a material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' capital, stockholders' equity or results of operations of Northern Border Pipeline.

                           lii. The TC Entities have reviewed Northern Border
                  Pipeline's operations and that of any third parties with which Northern Border Pipeline has a material relationship to evaluate the extent to which the business or operations Northern Border Pipeline will be affected by the Year 2000 Problem. As a result of such review, the TC Entities have no reason to believe, and do not believe, that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, partners' capital or results of operations of Northern Border Pipeline or result in any material loss or interference with Northern Border Pipeline's business or operations;

                  b. TransCanada represents and warrants to, and agrees with, each of the Underwriters that:

                           i. The Registration Statement, the Prospectus and
                  each Preliminary Prospectus do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and each Preliminary Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein with respect to TransCanada or necessary to make the statements therein with respect to TransCanada not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                           ii. TransCanada has been duly organized, and is
                  validly existing as a corporation in good standing under the laws of Canada, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the ability of TransCanada or any of the TC Entities to enter into or perform its obligations set forth in this Agreement or to consummate any of the transactions contemplated herein or in the Prospectus (a "TC Material Adverse Effect");

                           iii. TransCanada owns, directly or indirectly, all of
                  the issued and outstanding shares of capital stock of each of TransCan Northern, the General Partner and TransCanada Border Pipeline, free and clear of all liens, encumbrances, equities or claims; such shares of capital stock are duly authorized, validly issued, fully paid and nonassessable;

                           iv. The compliance by TransCanada with all of the
                  provisions of this Agreement and the consummation of the transactions contemplated herein and in the Prospectus (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which TransCanada is a party or by which TransCanada is bound or to which any of the property or assets of TransCanada is subject, (B) will not result in any violation of or conflict with the provisions of the articles or certificate of incorporation, or other governing documents of TransCanada or violate or conflict with any statute, (C) will not violate or conflict with any order, rule or regulation of any court or governmental agency or body having jurisdiction over TransCanada or any of their properties and (D) will not result in the creation or imposition of any lien, charge or encumbrance up on any assets of the Partnership Entities, except, in the case of clauses
                  (A), (C) or (D) which, individually or in the aggregate, would not reasonably be expected to have a TC Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Units or the consummation by TransCanada of the transactions contemplated by this Agreement, except the registration under the Act of the Units and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

                           v. TransCanada is not in violation of its articles or
                  certificate of incorporation, bylaws, or other governing documents;

                           vi. TransCanada is not in default in the performance
                  or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which, individually or in the aggregate, would reasonably be expected to result in a TC Material Adverse Effect;

                           vii. Other than as set forth in the Prospectus, there
                  are no legal or governmental proceedings pending to which TransCanada is a party or of which any property of TransCanada is the subject which, if determined adversely to TransCanada would reasonably be expected to, individually or in the aggregate, result in a TC Material Adverse Effect; and, to the best of TransCanada's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           viii. TransCanada is not and, after giving effect to
                  the offering and sale of the Units, will not be an "investment company", as such term is defined in the Investment Company Act;

                           ix. TransCanada is not and, after giving effect to
                  the offering and sale of the Units, will not be subject to regulation as a "holding company" or "affiliate" of a holding company or a public utility, as defined in the Public Utility Holding Company Act of 1935;

                           x. KPMG LLP, who have certified certain financial
                  statements of the Partnership and the General Partner are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                           xi. This Agreement has been duly authorized, executed
                  and delivered by TransCanada and constitutes a valid and binding agreement and is enforceable against TransCanada in accordance with the terms hereof;

                           xii. On or before the First Date of Delivery, each of
                  the Operative Documents to which TransCanada is a party, has been duly authorized, executed and delivered, constitutes a valid and binding agreement and is enforceable against TransCanada in accordance with its respective terms;

                  c. TransCanada shall have the same responsibility and liability for any misrepresentation in or breach of Section 1(a) to the same extent as if TransCanada had made such representations and warranties jointly and severally with the TC Entities.

         2. Subject to the terms and conditions herein set forth, (a) the Partnership agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the
Partnership, at a purchase price per unit of $.............., the number of Firm
Units set forth opposite the name of such Underwriter in Schedule I hereto and
(b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Units as provided below, the Partnership agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership, at the purchase price per unit set forth in clause (a) of this Section 2, that portion of the number of Optional Units as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Units by a fraction the numerator of which is the maximum number of Optional Units which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Units that all of the Underwriters are entitled to purchase hereunder.

         The Partnership hereby grants to the Underwriters the right to purchase at their election up to ................... Optional Units, at the purchase price per unit set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Units. Any such election to purchase Optional Units may be exercised only by written notice from you to the Partnership, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Units to be purchased and the date on which such Optional Units are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Partnership otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

         4. a. The Units to be purchased by each Underwriter hereunder, in book entry form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Partnership shall be delivered by or on behalf of the Partnership to Goldman, Sachs & Co., through the facilities of the Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Partnership to Goldman, Sachs & Co. at least forty-eight hours in advance. The Partnership will cause the certificates representing the Units to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Units, 9:30
a.m., New York time, on ............., 1999 or such other time and date as
Goldman, Sachs & Co. and the Partnership may agree upon in writing, and, with respect to the Optional Units, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Units, or such other time and date as Goldman, Sachs & Co. and the Partnership may agree upon in writing. Such time and date for delivery of the Firm Units is herein called the "First Time of Delivery", such time and date for delivery of the Optional Units, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery."

                  b. The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Units and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof, will be delivered at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004 (the "Closing Location"), and the Units will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. Each of the Partnership Entities agrees (and solely with respect to (e) and (l) of this Section 5, each of the TC Entities and TransCanada agrees) with each of the Underwriters:

                  a. To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  b. Promptly from time to time to take such action as you may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions in the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that in connection therewith the Partnership shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, provided further that the Units will only be offered in the United States and to residents thereof. The Units have not been and will not be registered under Canadian provincial securities laws and may not be offered, sold or delivered within Canada or to Canadian persons;

                        c. Prior to 10:00 A.M., New York City time, on the
New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Units at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  d. To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Partnership, Rule 158);

                  e. During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any Common Units, Subordinated Units or any securities of the Partnership that are substantially similar to the Common Units or Subordinated Units, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Units, Subordinated Units or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

                  f. During a period of five years from the effective date of the Registration Statement, to furnish to its Unitholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, partners' capital and cash flows of the Partnership and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its Unitholders consolidated summary financial information of the Partnership for such quarter in reasonable detail;

                  g. During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to Unitholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Partnership is listed; and (ii) such additional information concerning the business and financial condition of the Partnership as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Partnership and its subsidiaries are consolidated in reports furnished to its unitholders generally or to the Commission);

                  h. To use the net proceeds received by it from the sale of the Units pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  i. To use its best efforts to list, subject to notice of issuance, the Units on the Exchange;

                  j. To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

                  k. If the Partnership elects to rely upon Rule 462(b), the Partnership shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Partnership shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

                  l. TransCanada shall beneficially own, directly or indirectly, all of the issued and outstanding shares of the General Partner until the later of (i) the date that TransCanada or any of its affiliates is no longer providing the Revolving Credit Facility and (ii) six months after such time that none of the officers of the General Partner are directors, officers or employees of TransCanada or any of its affiliates.

         6. Each of the TC Entities and TransCanada covenants and agrees with one another and with the several Underwriters that the Partnership will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Partnership's counsel and accountants in connection with the registration of the Units under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Units; (iii) all reasonable expenses in connection with the qualification of the Units for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters (of not more than $5,000) in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Units on the Exchange; and the filing fees incident to, and the fees and disbursements of counsel for the Underwriters (of not more than $5,000) in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Units; (v) the cost of preparing certificates for the Units; (vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that the Partnership shall bear the cost of any other matters not directly relating to the sale and purchase of the Units pursuant to this Agreement, and that except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Units by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Units to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the TC Entities and TransCanada herein are, at and as of such Time of Delivery, true and correct, the condition that the TC Entities and TransCanada shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

                  a. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Partnership has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  b. Andrews & Kurth L.L.P., counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (iv),
(xiv), (xxv) and certain matters contained in (xix) of subsection (c) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  c. Fried, Frank, Harris, Shriver & Jacobson, counsel for the Partnership, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           i. Each of the Partnership and the Intermediate
                  Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own its properties and conduct its business as described in the Prospectus;

                           ii. The General Partner has been duly incorporated
                  and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           iii. TransCan Northern is validly existing as a
                  corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           iv. The Units to be issued and sold to the
                  Underwriters by the Partnership pursuant to the Underwriting Agreement on the First Time of Delivery and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement and, when issued and delivered against payment therefor as provided in the Underwriting Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by the Delaware Act); other than the ______ Subordinated Units and the Incentive Distribution Rights that will be owned by the General Partner, the Units will be the only limited partner interests of the Partnership issued and outstanding at such Time of Delivery;

                           v. Each of the Partnership and the Intermediate
                  Partnership has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification except where the failure to be so qualified (A) would not subject the Partnership or the Intermediate Partnership to material liability or disability or (B) would not subject the limited partners of the Partnership to any liability or disability;

                           vi. The General Partner has been duly qualified as a
                  foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified (A) would not subject the General Partner to material liability or disability or (B) would not subject the limited partners of the Partnership to any liability or disability;

                           vii. At such Time of Delivery, after giving effect to
                  the transactions contemplated in the Prospectus, the General Partner will be the sole general partner of each of the Partnership and the Intermediate Partnership with a general partner interest in the Partnership of 1.0% and a general partner interest in the Intermediate Partnership of 1.0101%; such general partner interests are duly authorized by the Partnership Agreement and the Intermediate Partnership Agreement, respectively, validly issued and are owned of record by the General Partner free and clear of all liens, security interests, or "adverse claims" (as defined in Section 8-102(a)(1) of the Uniform Commercial Code of the State of New York (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the offices of the Secretary of State of the State of Delaware as of ___________, 1999 or (B) otherwise known to such counsel;

                           viii. At such Time of Delivery, after giving effect
                  to the transactions contemplated in the Prospectus, the General Partner will own of record all of the Incentive Distribution Rights; such Incentive Distribution Rights are duly authorized by the Partnership Agreement, validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by the Delaware Act); and such Incentive Distribution Rights are owned of record by the General Partner free and clear of all liens, security interests, adverse claims (as defined above) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the offices of the Secretary of State of the State of Delaware as of ___________, 1999 or (B) otherwise known to such counsel;

                           ix. At such Time of Delivery, after giving effect to
                  the transactions contemplated in the Prospectus, the General Partner will own of record _______ Subordinated Units and such Subordinated Units and the limited partner interests represented thereby are duly authorized by the Partnership Agreement, validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by the Delaware Act); such Subordinated Units are owned of record by the General Partner free and clear of all liens, security interests, adverse claims (as defined above) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware, naming the General Partner as debtor is on file in the offices of the Secretary of State of Delaware as of __________, 1999 or (B) otherwise known to such counsel;

                           x. The offer, sale and issuance of _________ Common
                  Units to (and the redemption by the Partnership of such Common Units from) TransCan Northern pursuant to the Partnership Agreement and the Contribution Agreement is exempt from the registration requirements of the Act and the securities laws of the State of New York;

                           xi. The offer, sale and issuance of _________ Common
                  Units, _________ Subordinated Units, and the Incentive Distribution Rights to TransCanada Border PipeLine, the redemption by the Partnership of _________ Common Units from TransCanada Border PipeLine and the transfer by TransCanada Border PipeLine of _________ Subordinated Units and the Incentive Distribution Rights to the General Partner, in each case pursuant to the Partnership Agreement and the Contribution Agreement, are exempt from the registration requirements of the Act and the securities laws of the State of New York;

                           xii. The Partnership is the sole limited partner of
                  the Intermediate Partnership, with a limited partner interest in the Intermediate Partnership of 98.9899%; such limited partner interest is duly authorized by the Intermediate Partnership Agreement and is validly issued, fully paid (to the extent required under the Intermediate Partnership Agreement) and nonassessable (except as such nonassessability may be affected by the Delaware Act); and such limited partner interest in the Intermediate Partnership is owned of record by the Partnership free and clear of all liens, security interests, or adverse claims (as defined above) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the offices of the Secretary of State of the State of Delaware as of _________, 1999 or (B) otherwise known to such counsel;

                           xiii. All of the issued and outstanding shares of
                  capital stock of the General Partner are duly authorized, validly issued, fully paid and nonassessable; and TransCanada Border PipeLine owns such shares of record, free and clear of all liens, security interests or adverse claims (as defined above) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming TransCanada Border Pipeline as debtor is on file in the offices of the Secretary of State of the State of Delaware as of _________, 1999 or (B) otherwise known to such counsel;

                           xiv. This Agreement has been duly authorized,
                  executed and delivered by the Partnership, the Intermediate Partnership, the General Partner and TransCan Northern, and has been duly executed and delivered by TransCanada Border PipeLine;

                           xv. Each of the Partnership Agreement, the
                  Intermediate Partnership Agreement and the Revolving Credit Agreement to which the Partnership, the Intermediate Partnership, the General Partner, TransCan Northern or TransCanada Border PipeLine is a party has been duly authorized and validly executed and delivered by the respective party (except that we assume and express no opinion regarding and assume the due authorization of any agreement by TransCanada Border PipeLine). Each of the Partnership Agreement, the Intermediate Partnership Agreement and the Revolving Credit Agreement constitutes a valid and binding obligation of the Partnership, the Intermediate Partnership, the General Partner, TransCanada, TransCan Northern or TransCanada Border PipeLine, as the case may be, enforceable against each such party in accordance with its respective terms, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors' rights and remedies generally, (B) general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity) and (C) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

                           xvi. The Partnership has all requisite partnership
                  power and authority to issue, sell and deliver (A) the Units, in accordance with and upon the terms and conditions set forth in the Underwriting Agreement and the Partnership Agreement and (B) the Subordinated Units and Incentive Distribution Rights, in accordance with and upon the terms and conditions set forth in the Partnership Agreement and the Contribution Agreement;

                           xvii. The issue and sale of the Units being delivered
                  at such Time of Delivery by the Partnership and the performance by the TC Entities and TransCanada with their respective obligations under this Agreement and their consummation of the transactions contemplated herein (A) will not breach or violate any of the terms or provisions of, or constitute a default under, any agreement or instrument to which any of the Partnership Entities is a party or by which any of the Partnership Entities is bound (the opinion in this clause (A) being limited (x) to our review of only the agreements, or instruments that are listed on Annex ____ hereto and (y) in that we express no opinion with respect to any violation or default not readily ascertainable from the face of any such agreement or instrument or arising under or based upon any cross-default provision insofar as it relates to a default under an agreement or instrument not so listed, or arising under or based upon any covenant of a financial or numerical nature or requiring computation), (B) will not violate any of the provisions of the Certificate of Limited Partnership or Agreement of Limited Partnership of the Partnership or Intermediate Partnership, the Certificate of Incorporation or Bylaws of the General Partner, (C) will not violate any present law, or present regulation of any governmental agency or authority, of the State of New York or the State of Delaware pursuant to the Delaware General Corporation Law or the Delaware Act or the United States of America [exclude FERC and state analogues] known by us to be applicable to any of the Partnership Entities, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Partnership Entities or any of their respective properties and (D) will not result in the creation or imposition of any lien, security interest or other encumbrance upon any property or assets of any of the Partnership Entities under any agreement or instrument to which any of the Partnership Entities is a party or by which any of the Partnership Entities is bound (the opinion in this clause (D) being limited to our review of only those agreements or instruments that are listed in Annex ____ hereto), except, in the case of clauses (A), (C) or (D) which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                           xviii. The issue and sale of the Units by the
                  Partnership and the consummation by the TC Entities of the transactions contemplated by this Agreement do not require under present law any filing or registration by any TC Entity with, or approval or consent to any TC Entity of, any governmental agency or authority of the State of New York or the State of Delaware pursuant to the Delaware General Corporation Law or the Delaware Act or of the United States of America that has not been made or obtained, except the registration under the Act and the Securities Exchange Act of 1934, as amended, of the Units, and such filings, consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

                           xix. The statements in the Registration Statement and
                  Prospectus under the captions "The Transactions," "Cash Distribution Policy," "Conflicts of Interest and Fiduciary Responsibilities," "Description of the Common Units", "Description of the Subordinated Units", "The Partnership Agreement", "Northern Border Pipeline Partnership Agreement" and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Description of Indebtedness of Northern Border Pipeline" insofar as they purport to describe the provisions of the (A) the Partnership Agreement, (B) the Intermediate Partnership Agreement, (C) the Contribution Agreement, (D) the [Revolving Credit Agreement ],
                  (E) the partnership agreement of Northern Border Pipeline, as amended to ______________, (F) the [Note Agreement] of Northern Border Pipeline and (G) the [Credit Agreement] of Northern Border Pipeline, or of the Delaware Act, as referred to therein, are fair summaries of the matters covered thereby in all material respects, and the Units, the Common Units, the Subordinated Units and the Incentive Distribution Rights conform as to legal matters in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus under the captions "Prospectus Summary--The Offering," "Cash Distribution Policy," "Description of the Common Units," "Description of the Subordinated Units" and "The Partnership Agreement;"

                           xx. The opinion of such counsel that is filed as
                  Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them;

                           xxi. The Registration Statement was declared
                  effective under the Act on _________, 1999; to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule;

                           xxii. None of the Partnership, the Intermediate
                  Partnership, the General Partner, TransCan Northern, TransCanada Border PipeLine and TransCanada is, and after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Prospectus, none of the Partnership, the Intermediate Partnership, the General Partner, TransCanada Border PipeLine and TransCanada will be an "investment company" as such term is defined in the Investment Company Act of 1940;

                           xxiii. Assuming that the Underwriters are acting
                  without notice of any adverse claim (as defined in 8-102(a) of the Uniform Commercial Code of the State of New York), upon the delivery to the Underwriters of certificates evidencing the Units issued in the name of the Underwriters and payment by the Underwriters of the purchase price for the Units, the Underwriters will be "protected purchasers" (as such term is used in Section 8-303 of the Uniform Commercial Code of the State of New York).

                           xxiv. There are no preemptive or other rights to
                  subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests of the Partnership or the Intermediate Partnership pursuant to the Partnership Agreement or the Intermediate Partnership Agreement (except as described or referred to in the Prospectus), or to our knowledge, pursuant to any other agreement or instrument to which the Partnership, the Intermediate Partnership or the General Partner are a party; neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership pursuant to the Partnership Agreement or the Intermediate Partnership Agreement, or to our knowledge, pursuant to any other agreement or instrument to which the Partnership, the Intermediate Partnership or the General Partner are a party; to our knowledge, there are no outstanding options or warrants to purchase any Common Units or Subordinated Units or other partnership interests in the Partnership or Intermediate Partnership issued or granted by the Partnership or the Intermediate Partnership pursuant to any agreement or other instrument to which the Partnership or the Intermediate Partnership is a party;

                           xxv. The Registration Statement and the Prospectus
                  and any further amendments and supplements thereto made by the Partnership prior to such Time of Delivery as of their respective effective or issue dates (other than the financial statements, notes or schedules included or omitted from the Registration Statement or Prospectus or other financial data included in or omitted from the Registration Statement or Prospectus, as to which such counsel need express no opinion) appeared on their face to be responsive as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

                           Such counsel shall also state that In the course of
                  its engagement to represent or advise the TC Entities and TransCanada professionally, they have not become aware of any pending legal proceeding before, or pending investigation by, any court or administrative agency or authority of the United States of America or the State of New York, or any arbitration tribunal, against any of the TC Entities, TransCanada or Northern Border Pipeline Company in each case that is required to be described in the Prospectus or the Registration Statement which has not been so described. In making the foregoing statement, such counsel shall have endeavored, to the extent they believe necessary, to determine from lawyers currently in their firm who have performed substantive legal services for any of the TC Entities or TransCanada, whether such services involved substantive attention in the form of legal representation concerning pending legal proceedings or pending investigations or overtly threatened litigation of the nature referred to above, and such counsel may rely upon certificates of officers of the TC Entities and TransCanada. Beyond that, such counsel shall not make made any review, search or investigation of public files or records or files or records of any of the TC Entities, TransCanada or Northern Border Pipeline Company, or of their respective transactions, or any other investigation or inquiry with respect to the foregoing statement.

                           In addition, such counsel shall state that, in the
                  course of the preparation of the Registration Statement and the Prospectus they participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the TC Entities, TransCanada and Northern Border PipeLine at which the contents of the Registration Statement and Prospectus were discussed. Such counsel shall also state that, between the date of the Registration Statement and the time of delivery of this opinion, they participated in additional conferences with certain officers and representatives of the TC Entities, TransCanada and Northern Border PipeLine at which the contents of the Registration Statement and the Prospectus were discussed. Given the limitations inherent in the independent vertification of factual matters and the character of determinations involved in the registration process, which counsel shall state are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as stated in paragraph 19 above. Such counsel shall then state that, subject to the foregoing and on the basis of the information they gained in the course of the performance of the services referred to above, including information obtained from officers and representatives of the TC Entities, TransCanada and Northern Border PipeLine.

                  (i) no facts have come to their attention that cause them to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) they do not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement which are not filed as required. Also, subject to the foregoing, such counsel shall state that no facts have come to such counsel's attention in the course of the proceedings described in the second sentence of this paragraph that cause them to believe that the Prospectus, as of the date and time of delivery hereof, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In each case, however, such counsel may state that they do not express any view or belief with respect to (i) financial statements, notes or schedules included or omitted in the Registration Statement or the Prospectus, (ii) other financial data included in or omitted from the Registration Statement or Prospectus, or (iii) discussions of the regulation of TransCanada's, Northern Border Pipeline's or the TC Entities' businesses by the Federal Energy Regulatory Commission or similar federal or state laws. In connection with the foregoing, such counsel may state that it is the understanding of the Underwriters that such counsel does not act as United States regulatory counsel to TransCanada, Northern Border Pipeline or the TC Entities and that they do not hold themselves out as expert in the regulation of the generation, transportation, distribution or delivery of natural gas, oil, electricity or other specially regulated commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services;

                  d. Kristine Delkus, counsel for the Partnership, shall have furnished to you her written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           i. the statements in the Registration Statement and
                  the Prospectus under the caption "Business of Northern Border Pipeline --FERC Regulation," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair in all material respects;

                           ii. The issue and sale of the Units by the
                  Partnership and the consummation of the transactions contemplated by the Contribution Agreement, the Partnership Agreement and the Intermediate Partnership Agreement do not require under present law any filing or registration by TransCanada or any of the TC Entities with, or approval or consent to any TC Entity or TransCanada of, the Federal Energy Regulatory Commission that has not been made or obtained, except _________; and

                           iii. None of the TC Entities or TransCanada is nor,
                  after giving effect to the offering and sale of the Units, will be subject to regulation as a "holding company" or "affiliate" of a holding company or public utility, as defined in the Public Utility Holding Company Act of 1935.

                  e. Robert Pitt, Canadian counsel for TransCanada, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           i. TransCanada is validly existing as a corporation
                  in good standing under the laws of Canada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           ii. TransCanada has been duly qualified as a foreign
                  corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of such entities or certificates of public officials of various jurisdictions, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           iii. To the best of such counsel's knowledge and
                  other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which TransCanada, TransCan Northern, TransCanada Border PipeLine or Northern Border PipeLine Company is a party or of which any property of such entities is the subject which, if determined adversely to any such party would, individually or in the aggregate, result in a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           iv. This Agreement has been duly authorized, executed
                  and delivered by TransCanada;

                           v. All of the issued and outstanding shares of
                  capital stock of each of TransCan Northern and TransCanada Border PipeLine are owned of record by TransCanada free and clear of all liens, security interests or adverse claims (as defined above);

                           vi. [Each of the Operative Agreements to which
                  TransCanada is a party has been duly authorized and validly executed and delivered by TransCanada, constitutes a valid and binding obligation of and is enforceable against TransCanada in accordance with its respective terms, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors' rights and remedies generally and general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing; (THIS OPINION IS REQUESTED ONLY IF ANY OF THE OPERATIVE AGREEMENTS WILL BE GOVERNED BY THE LAWS OF CANADA)]

                           vii. The issue and sale of the Units being delivered
                  at such Time of Delivery by the Partnership and the performance by TransCanada, TransCan Northern and TransCanada Border Pipeline with all of their respective obligations under this Agreement and the consummation of the transactions herein contemplated (A) will not result in a breach or violate any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of such entities is a party or by which any of such entities is bound or to which any of the property or assets of any of such entities is subject, (B) will not result in any violation of or conflict with the provisions of the articles of incorporation, by-laws or other organizational documents of TransCanada or violate or conflict with any statute, (C) will not violate or conflict with any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over TransCanada or any of its properties and (D) will not result in the creation or imposition of any lien, security interest or other encumbrance upon any property or assets of any of the Partnership Entities, except, in the case of clauses (A), (C) or (D) which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and

                           viii. No consent, approval, authorization, order,
                  registration or qualification of or with any such court or governmental agency or body is required for the consummation by TransCanada of the transactions contemplated by this Agreement or as described in the Prospectus.

                  f. Baker & Hostetler LLP, Texas counsel to the Partnership, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           i. Northern Border Pipeline is validly existing as a
                  general partnership under the laws of the State of Texas, with full partnership power and authority to own, lease and operate its properties and conduct its business in all material respects as described in the Prospectus;

                           ii. The issue and sale of the Units being delivered
                  at such Time of Delivery by the Partnership and the compliance by the TC Entities and TransCanada with all of the provisions of this Agreement and the consummation of the transactions contemplated herein and in the Prospectus (including, without limitation, the transfer by TransCan Northern and TransCanada Border Pipeline of the 30% general partner interest in Northern Border Pipeline to the Intermediate Partnership) will not violate or conflict with the provisions of the General Partnership Agreement or other governing documents of Northern Border Pipeline;

                           iii. At such Time of Delivery, the Intermediate
                  Partnership owns a 30% general partnership interest in Northern Border Pipeline; such general partner interest is owned of record by the Intermediate Partnership free and clear of all liens, security interests, claims as defined herein) [(A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Intermediate Partnership or TransCan Northern as debtor is on file in the offices of the Secretary of State of the State of Delaware, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Nevada naming TransCanada Border PipeLine as debtor is on file in the offices of the Secretary of State of the State of Nevada or
                  (C) otherwise known to such counsel;]

                           iv. The General Partnership Agreement governing
                  Northern Border Pipeline, as amended and in effect on such Time of Delivery, constitutes a valid and legally binding agreement of the Intermediate Partnership and is enforceable against the Intermediate Partnership in accordance with its terms, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors' rights and remedies generally and general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing;

                           v. The Contribution Agreement constitutes a valid and
                  legally binding agreement of TransCanada Border PipeLine, TransCan Northern, TransCanada, the Partnership, the Intermediate Partnership and the General Partner and is enforceable against such parties in accordance with its terms, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors' rights and remedies generally and general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing;

                  g. _________, Nevada counsel to the TC Entities, shall have furnished to you their written opinion, dated such time of Delivery, in form and substance satisfactory to you, to the effect that:

                           i. TransCanada Border PipeLine in validly existing as
                  a corporation in good standing under the laws of the State of Nevada with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and

                           ii. The Underwriting Agreement and each of the
                  Operative Agreements to which TransCanada Border PipeLine is a party has been duly authorized by TransCanada Border PipeLine.

                  h. On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG LLP and Arthur Andersen LLP shall each have furnished to you a letter, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  i. (i) None of the TC Entities or Northern Border Pipeline shall have sustained since the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capitalization or long-term debt of any of the TC Entities or Northern Border Pipeline or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, partners' capital or results of operations of any of the TC Entities, taken as a whole, or Northern Border Pipeline, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  j. On or after the date hereof (i) no downgrading shall have occurred in the rating accorded Northern Border Pipeline's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Northern Border Pipeline's debt securities;

                  k. On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Partnership's securities; (iii) a
suspension or material limitation in the trading of the securities of      ;
(iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (vi) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  l. The Units at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

                  m. The Partnership shall have complied with the provisions of
Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

                  n. At the First Time of Delivery, (i) each of the Operative Documents shall have been executed and delivered and become effective and (ii) the transactions contemplated by the Operative Documents to occur at the First Time of Delivery shall have been consummated;

                  o. [The Partnership has obtained and delivered to the Underwriters executed copies of an agreement from each officer and director of the General Partner, TransCan Northern and TransCanada Border Pipeline and each executive officer and director of TransCanada, substantially to the effect set forth in Section 5(e) hereof in form and substance satisfactory to you]; and

                  p. The Partnership shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Partnership satisfactory to you as to the accuracy of the representations and warranties of the Partnership herein at and as of such Time of Delivery, as to the performance by the Partnership of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Partnership shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section.

         8. a. Each of the TC Entities and TransCanada, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that each of the TC Entities and TransCanada shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

                  b. Each Underwriter will indemnify and hold harmless the TC Entities and TransCanada against any losses, claims, damages or liabilities to which any of the TC Entities or TransCanada may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the TC Entities and TransCanada for any legal or other expenses reasonably incurred by the TC Entities and TransCanada in connection with investigating or defending any such action or claim as such expenses are incurred.

                  c. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  d. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the TC Entities and TransCanada on the one hand and the Underwriters on the other from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the TC Entities and TransCanada on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the TC Entities and TransCanada on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the TC Entities or TransCanada on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the TC Entities, TransCanada and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  e. The obligations of the TC Entities and TransCanada under this Section 8 shall be in addition to any liability which they may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the General Partner (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the General Partner) and to each person, if any, who controls the General Partner within the meaning of the Act.

         9. a. If any Underwriter shall default in its obligation to purchase the Units which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Units, then the Partnership shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Units on such terms. In the event that, within the respective prescribed periods, you notify the Partnership that you have so arranged for the purchase of such Units, or the Partnership notifies you that they have so arranged for the purchase of such Units, you or the Partnership shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Partnership agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Units.

                  b. If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Partnership as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Units to be purchased at such Time of Delivery, then the Partnership shall have the right to require each non-defaulting Underwriter to purchase the number of Units which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Units which such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  c. If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Partnership as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Units to be purchased at such Time of Delivery, or if the Partnership shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Units of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and to sell the Optional Units) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Partnership, except for the expenses to be borne by the Partnership and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Partnership and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Partnership, or any officer or director or controlling person of the General Partner, and shall survive delivery of and payment for the Units.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Partnership shall not be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Units are not delivered by or on behalf of the Partnership as provided herein, the Partnership will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Units not so delivered, but the Partnership shall then be under no further liability to any Underwriter in respect of the Units not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 9th Floor, New York, New York 10005, (facsimile number 212- _________) Attention: Registration Department; and if to the Partnership shall be delivered or sent by mail, telex or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: Secretary with a copy to the Agent for Service of Process as set forth in the Registration Statement; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Partnership by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the TC Entities and TransCanada, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the General Partner and each person who controls the General Partner or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any court within the Borough of Manhattan of New York City, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. TransCanada has appointed ___________________, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any such court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. TransCanada represents and warrants that the Authorized Agent has agreed to act as such agent for service at process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to TransCanada shall be deemed, in every respect, effective service of process upon such party.

         15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, TransCanada will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of TransCanada and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

         16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us one for the Partnership and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, each of the TC Entities and TransCanada. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Partnership for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                             Very truly yours,

                                             TC PIPELINES, LP

                                             By:  TC PipeLines GP, Inc.,
                                                  its General Partner


                                                  By:
                                                           Name:
                                                           Title:


                                             TC PIPELINES INTERMEDIATE LIMITED
                                             PARTNERSHIP

                                             By:  TC PipeLines GP, Inc.,
                                                  its General Partner


                                                  By:
                                                           Name:
                                                           Title:

                                             TC PIPELINES GP, INC.


                                                  By:
                                                           Name:
                                                           Title:

                                             TRANSCAN NORTHERN LTD.


                                             By:
                                                  Name:
                                                  Title:

                                             TRANSCANADA BORDER PIPELINE LTD.


                                             By:
                                                  Name:
                                                  Title:


                                             TRANSCANADA PIPELINES LIMITED


                                             By:
                                                  Name:
                                                  Title:



Accepted as of the date hereof:



Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated



     BY:
       (Goldman, Sachs & Co.)
       On behalf of each of the Underwriters

                                   SCHEDULE I



                                                               TOTAL NUMBER OF           NUMBER OF OPTIONAL UNITS TO
                                                               FIRM UNITS TO BE            BE PURCHASED IF MAXIMUM
                            UNDERWRITER                           PURCHASED                    OPTION EXERCISED
                            -----------                           ---------                    ----------------


Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated


   Total.......................................................


                                                                         ANNEX I

                          DESCRIPTION OF COMFORT LETTER
                     FOR REGISTRATION STATEMENTS ON FORM S-1

         Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  i. They are independent certified public accountants with respect to the Partnership and ____________ within the meaning of the Act and the applicable published rules and regulations thereunder;

                  ii. In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Partnership for the periods specified in such letter, as indicated in their reports thereon, copies of which have been [SEPARATELY] furnished to the representatives of the Underwriters (the "Representatives")[AND ARE ATTACHED HERETO];

                  iii. They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which [HAVE BEEN SEPARATELY FURNISHED TO THE REPRESENTATIVES] [AND ARE ATTACHED HERETO] and on the basis of specified procedures including inquiries of officials of the Partnership who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  iv. The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Partnership for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Partnership's Annual Reports on Form 10-K for such fiscal years;

                  v. They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                           vi. On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of _____________, inspection of the minute books of _____________ since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of _____________ responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of
                  income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Partnership and _____________, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  vii. In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Partnership and _____________, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Partnership and _____________ and have found them to be in agreement.